SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 26, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                  000-32717                13-4134098
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 (State or Other Jurisdiction    (Commission File            (IRS Employer
       of Incorporation)              Number)             Identification No.)

       3 Times Square, New York, New York                        10036
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    (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On August 26, 2002, Instinet Group Incorporated ("Instinet") issued a press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 in connection with Instinet's proposed acquisition of Island Holding Company, Inc. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

         Number   Description

         99.1 Press Release of Instinet Group Incorporated issued August 26, 2002: Instinet Announces Expiration of Hart-Scott-Rodino Waiting Period.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                         INSTINET GROUP INCORPORATED
                                                 Registrant



Date: August 26, 2002
                                              By: /s/ Paul A. Merolla
                                                  ------------------------------
                                                  Paul A. Merolla
                                                  Executive Vice President,
                                                  General Counsel and Secretary

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                                  EXHIBIT INDEX


Exhibit Number    Description
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99.1              Press Release of Instinet Group Incorporated issued August 22,
                  2002: Instinet Announces Expiration of Hart-Scott-Rodino
                  Waiting Period.